united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered

management investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

108 Lakeland Ave., Dover, Delaware 19901

(Name and address of agent for service)

With Copies to:

Terry Davis

DLA Piper LLP

One Atlantic Center

1201 West Peachtree Street, Suite 2900

Atlanta, GA 30309

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	1/31/2026

Date of reporting period:	1/31/2026

Item 1. Reports to Stockholders.

(a)

Channing Intrinsic Value Small-Cap Fund

Institutional Class (OWLLX)

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about Channing Intrinsic Value Small-Cap Fund for the period of February 1, 2025 to January 31, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/channing/. You can also request this information by contacting us at (833) 565-1919.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$102	0.95%

How did the Fund perform during the reporting period?

The year 2025 was marked by significant market extremes. It began with notable optimism following the elections, as investors anticipated a pro-business administration and a stable interest-rate environment that could support increased mergers and acquisitions (M&A), capital investment, and improved CEO confidence. Following the inauguration, however, the new Administration began signaling potential tariff policies, triggering heightened market volatility and a sharp shift in investor sentiment. This pessimism culminated on “Liberation Day,” April 2, 2025, as markets began to price in higher inflation, reduced capital investment, and slower economic growth, driven by weaker consumer spending.

While small-cap stocks broadly participated in the recovery, performance was disproportionately concentrated in lower-quality companies, with leadership skewed toward non-earners, the smallest market capitalizations, and higher-beta equities.

The Channing Intrinsic Value Small-Cap Fund (the “Fund”) underperformed the Russell 2000® Value Index. The top three contributing sectors to relative performance were Information Technology, Financials, and Communication Services, and the top three detracting sectors were Materials, Health Care, and Energy.

We continue to see attractive relative value in small-cap, high-quality equities compared to large caps. Following an outsized rally in lower-quality and momentum-driven stocks, we believe conditions are increasingly favorable for our intrinsic value approach. Our investment process remains disciplined and fundamentally driven, rooted in bottom-up stock selection that emphasizes valuation, capable management teams, durable business models, and prudent portfolio management, in a market often influenced by macro narratives and episodic investor exuberance. While fundamentals ultimately drive long-term returns, we expect near-term volatility to remain elevated as markets navigate uncertainty around tariffs, inflation, interest rates, and geopolitical risks.

How has the Fund performed since inception?

Total Return Based on $100,000 Investment

Channing Intrinsic Value Small-Cap Fund - I
Russell 3000® Index
Russell 2000® Value Index
$164,500
$158,000
$151,500
$145,000
$138,500
$132,000
$125,500
$119,000
$112,500
$106,000
$99,500
$93,000
$163,623
$130,945
$129,050
Jun-2021
Jan-2022
Jan-2023
Jan-2024
Jan-2025
Jan-2026

Table Summary
	Channing Intrinsic Value Small-Cap Fund - I	Russell 3000® Index	Russell 2000® Value Index
Jun-2021	$100,000	$100,000	$100,000
Jan-2022	$97,972	$102,743	$95,342
Jan-2023	$93,345	$94,273	$94,843
Jan-2024	$97,755	$112,324	$94,753
Jan-2025	$114,055	$141,883	$109,461
Jan-2026	$130,945	$163,623	$129,050

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (June 30, 2021)
Channing Intrinsic Value Small-Cap Fund - I	14.81%	6.05%
Russell 3000® Index	15.32%	11.33%
Russell 2000® Value Index	17.90%	5.71%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of shares.

Fund Statistics

Table Summary
Net Assets	$10,666,187
Number of Portfolio Holdings	46
Advisory Fee (net of waivers)	$0
Portfolio Turnover	76%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
MSA Safety, Inc.	2.8%
Valvoline, Inc.	2.8%
Timken Co. (The)	2.8%
Littelfuse, Inc.	2.8%
Gates Industrial Corp. PLC	2.7%
Atmus Filtration Technologies, Inc.	2.7%
Parsons Corp.	2.7%
McGrath RentCorp	2.7%
Brink's Co. (The)	2.6%
Affiliated Managers Group, Inc.	2.6%

What did the Fund invest in?

Sector Weighting (% of net assets)

Industrials
28.8%
Financials
23.5%
Information Technology
12.5%
Consumer Discretionary
11.9%
Real Estate
7.0%
Materials
6.8%
Communication Services
4.2%
Energy
2.2%
Utilities
1.9%
Money Market Funds
1.7%
Liabilities in Excess of Other Assets
-0.5%

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.5%
Money Market Funds	1.7%
Utilities	1.9%
Energy	2.2%
Communication Services	4.2%
Materials	6.8%
Real Estate	7.0%
Consumer Discretionary	11.9%
Information Technology	12.5%
Financials	23.5%
Industrials	28.8%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

Channing Intrinsic Value Small-Cap Fund - I (OWLLX)

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/channing/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-OWLLX

Regan Floating Rate MBS ETF

(MBSF) NYSE Arca, Inc.

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about Regan Floating Rate MBS ETF (the "Fund") for the period of February 1, 2025 to January 31, 2026.  You can find additional information about the Fund at https://www.regancapital.com/etf-mbsf/. You can also request this information by contacting us at (844) 988-6273.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Regan Floating Rate MBS ETF	$50	0.49%

How did the Fund perform during the reporting period?

The portfolio’s low duration helped Fund performance over the period as market volatility due to interest rates, tariffs and overall economic uncertainty resulted in rising yields in the middle of the fiscal year period. Yields declined near the end of 2025 as the Fed elected to cut their benchmark rate by 0.25% at both the September and December meetings. The market is pricing in two additional rate cuts for 2026. Over the 12-month period ending January 31, 2026, the Bloomberg U.S. Aggregate Bond Index returned 6.85% and the Bloomberg U.S. Mortgage-Backed Securities Index returned 8.47%, with the Fund slightly underperforming both. While the Fund does benefit from the Fed’s decision to decrease rates, our shorter duration typically means we may underperform when rates fall. However, when the Fund is compared to the Bloomberg U.S. Treasury Floating Rate Index, a benchmark that invests in Agency, Floating Rate assets, the Fund outperformed by 114bps.

We believe the Fund remains well positioned due to its focus on Floating-Rate Agency RMBS. These securities continue to offer relatively high spreads while exhibiting very little interest rate duration and limited credit risk. We’re also seeing increased buyer demand from the banking industry as they continue to return to this asset class. These factors provide us with confidence that we’ll see continued strong performance across 2026.

We are confident the low duration, attractive spread levels, and government backing of the Fund’s securities offer a higher yielding alternative to treasuries, for shareholders looking to achieve a higher level of risk-adjusted return on the most liquid portion of their portfolio.

The Fund has grown to an AUM of $175mm since its inception on February 27, 2024. We anticipate continued growth over the next twelve months.

Over the 12-month period ending January 31, 2026, the Fund has made consistent monthly distributions amounting to 4.68% annualized. We anticipate the Fund will continue declaring monthly dividends at similar levels.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Regan Floating Rate MBS ETF - NAV
Bloomberg U.S. Aggregate Bond Index
Bloomberg U.S. Mortgage Backed Securities Index
$15,000
$10,000
$5,000
$0
$11,331
$11,229
$11,107
Feb-2024
Jan-2025
Jan-2026

	Regan Floating Rate MBS ETF - NAV	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Mortgage Backed Securities Index
Feb-2024	$10,000	$10,000	$10,000
Jan-2025	$10,648	$10,395	$10,446
Jan-2026	$11,229	$11,107	$11,331

Average Annual Total Returns

	1 Year	Since Inception (February 27, 2024)
Regan Floating Rate MBS ETF - NAV	5.46%	6.19%
Bloomberg U.S. Aggregate Bond Index	6.85%	5.60%
Bloomberg U.S. Mortgage Backed Securities Index	8.47%	6.69%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (844) 988-6273.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	1.4%
U.S. Government & Agencies	5.7%
Collateralized Mortgage Obligations	92.9%

Fund Statistics

  Net Assets$175,525,648
  Number of Portfolio Holdings300
  Advisory Fee $771,236
  Portfolio Turnover37%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

Regan Floating Rate MBS ETF (MBSF)

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.regancapital.com/etf-mbsf/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-MBSF

Summitry Equity Fund

 (GGEFX)

Annual Shareholder Report - January 31, 2026

Fund Overview

This annual shareholder report contains important information about Summitry Equity Fund (the “Fund”) for the period of February 1, 2025 to January 31, 2026.  You can find additional information about the Fund at https://summitryfunds.com/reports/. You can also request this information by contacting us at (866) 954-6682.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Summitry Equity Fund	$129	1.25%

How did the Fund perform during the reporting period?

The Fund returned 6.00% for the fiscal year ending January 31, 2026. In comparison, our benchmark, the S&P 500 Index, returned 16.35% during the same period.

During the period, the Fund underperformed on a relative basis primarily due to security selection. From a sector perspective, relative to the benchmark, the portfolio maintained an overweight position in Consumer Discretionary, Financials and Communication Services. Our largest sector weighting was Consumer Discretionary. Our best performing stocks came from multiple sectors. Alphabet was up 66.0%, Taiwan Semiconductor increased 59.3%, and Ulta Beauty returned 56.8% for the period. Taiwan Semiconductor ended the period as our largest holding followed by Amazon, Alphabet, Mastercard, and Lowes.

Technology was our worst performing sector, down 12.2%. Our Healthcare sector holdings also weighed on performance with the sector returning negative 8.8%. During the period, our worst performing stocks were Fiserv, Zebra Technologies, and Salesforce. Each were down 70.6%, 40.1% and 37.6%, respectively, and were responsible for the majority of our relative underperformance. Agilent and Starbucks were also down more than 10% during the period.

In addition to the stock and security selection, the advisor’s decision to waive fees and reimburse expenses to the fund due to the expense limitation cap impacted performance. Had the advisor not waived and reimbursed these expenses, the performance of the Fund would have been lower.

We remain focused on our long-term discipline of investing in high-quality, large-cap businesses that trade at attractive valuations and we are confident that our style of investing is particularly well-suited for the period ahead.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	Summitry Equity Fund	S&P 500® Index
Jan-2016	$10,000	$10,000
Jan-2017	$12,021	$12,004
Jan-2018	$14,206	$15,174
Jan-2019	$13,396	$14,823
Jan-2020	$15,560	$18,037
Jan-2021	$17,514	$21,148
Jan-2022	$21,844	$26,074
Jan-2023	$19,795	$23,932
Jan-2024	$24,092	$28,914
Jan-2025	$31,338	$36,541
Jan-2026	$33,217	$42,515

Average Annual Total Returns

	1 Year	5 Years	10 Years
Summitry Equity Fund	6.00%	13.66%	12.76%
S&P 500® Index	16.35%	14.99%	15.57%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (866) 954-6682.

Fund Statistics

Net Assets	$80,591,277
Number of Portfolio Holdings	28
Advisory Fee (net of waivers)	$686,012
Portfolio Turnover	16%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
30.3%
Consumer Discretionary
24.3%
Communications
13.4%
Industrials
10.1%
Financials
9.3%
Health Care
8.3%
Money Market Funds
4.4%
Liabilities in Excess of Other Assets
-0.1%

Value	Value
Liabilities in Excess of Other Assets	-0.1%
Money Market Funds	4.4%
Health Care	8.3%
Financials	9.3%
Industrials	10.1%
Communications	13.4%
Consumer Discretionary	24.3%
Technology	30.3%

Material Fund Changes

No material changes occurred during the year ended January 31, 2026.

Summitry Equity Fund (GGEFX)

Annual Shareholder Report - January 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://summitryfunds.com/reports/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 013126-GGEFX

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Summitry Equity Fund	FY 2026	$17,000
	FY 2025	$16,200

Channing Intrinsic Value Small-Cap Fund	FY 2026	$17,000
	FY 2025	$16,200

Regan Floating Rate MBS ETF	FY 2026	$20,000
	FY 2025	$19,350

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Summitry Equity Fund	FY 2026	$3,150
	FY 2025	$3,150

Channing Intrinsic Value Small-Cap Fund	FY 2026	$3,150
	FY 2025	$3,150

Regan Floating Rate MBS ETF	FY 2026	$3,150
	FY 2025	$3,150

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended January 31, 2026 and 2025 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended January 31, 2026 and 2025 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The audit committee consists of all the Independent Trustees.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Channing Intrinsic Value Small-Cap Fund

Institutional Class - OWLLX

Annual Financial Statements

and Additional Information

January 31, 2026

Fund Adviser:

Channing Capital Management, LLC

10 S. LaSalle Street, Suite 2401

Chicago, IL 60603

(312) 223-0211

www.channingcapital.com

Channing Intrinsic Value Small-Cap Fund

Schedule of Investments

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 98.77%
Communication Services — 4.20%
Madison Square Garden Entertainment Corp.(a)	3,783	$234,054
Nexstar Media Group, Inc.	1,008	214,079
		448,133
Consumer Discretionary — 11.94%
Asbury Automotive Group, Inc.(a)	820	192,298
Boyd Gaming Corp.	2,475	209,237
Brunswick Corp.	3,141	251,971
Installed Building Products, Inc.	371	106,900
OneSpaWorld Holdings Ltd.	10,810	212,416
Valvoline, Inc.(a)	9,179	300,337
		1,273,159
Energy — 2.23%
California Resources Corp.	4,444	237,754

Financials — 23.47%
Affiliated Managers Group, Inc.	881	275,832
Artisan Partners Asset Management, Inc., Class A	5,959	265,295
Columbia Banking System, Inc.	9,027	265,755
Evercore, Inc., Class A	278	98,209
First American Financial Corp.	4,100	259,038
Hancock Whitney Corp.	3,813	262,334
Independent Bank Corp.	2,100	169,638
Moelis & Co., Class A	2,080	149,074
Renasant Corp.	6,758	254,844
Stifel Financial Corp.	1,973	243,271
Wintrust Financial Corp.	1,764	260,172
		2,503,462
Industrials — 28.75%
Atmus Filtration Technologies, Inc.	4,931	285,850
Brink’s Co. (The)	2,202	279,742
Centuri Holdings, Inc.(a)	5,868	161,957
CSW Industrials, Inc.	675	182,237
Gates Industrial Corp. PLC(a)	12,613	290,351
Herc Holdings, Inc.	1,853	265,609
Hexcel Corp.	2,635	218,204
McGrath RentCorp	2,534	283,022
Modine Manufacturing Co.(a)	1,184	218,637
MSA Safety, Inc.	1,696	300,447
Parsons Corp.(a)	4,060	284,444
Timken Co. (The)	3,188	297,090
		3,067,590
Information Technology — 12.46%
Advanced Energy Industries, Inc.	848	216,545
Crane NXT, Inc.	5,207	263,058
FormFactor, Inc.(a)	1,498	105,594
Littelfuse, Inc.	917	296,888

See accompanying notes which are an integral part of these financial statements.

1

Channing Intrinsic Value Small-Cap Fund

Schedule of Investments (continued)

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 98.77% - (continued)
Information Technology — 12.46% - continued
MKS, Inc.	1,056	$248,593
Onto Innovation, Inc.(a)	981	198,211
		1,328,889
Materials — 6.83%
Avient Corp.	6,341	229,227
Axalta Coating Systems Ltd.(a)	8,172	274,416
Louisiana-Pacific Corp.	2,679	224,339
		727,982
Real Estate — 6.99%
Corporate Office Properties Trust	7,892	243,153
Cushman & Wakefield Ltd.(a)	15,454	254,063
STAG Industrial, Inc.	6,613	248,054
		745,270
Utilities — 1.90%
Southwest Gas Holdings, Inc.	2,450	202,909

Total Common Stocks (Cost $8,431,779)		10,535,148

MONEY MARKET FUNDS - 1.68%
First American Treasury Obligations Fund, Class X, 3.60%(b)	179,390	179,390
Total Money Market Funds (Cost $179,390)		179,390

Total Investments — 100.45% (Cost $8,611,169)		10,714,538
Liabilities in Excess of Other Assets — (0.45)%		(48,351)
NET ASSETS — 100.00%		$10,666,187

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2026.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

2

Channing Intrinsic Value Small-Cap Fund

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities at fair value (cost $8,611,169) (Note 3)	$10,714,538
Dividends receivable	712
Receivable from Adviser (Note 4)	12,007
Prepaid expenses	5,072
Total Assets	10,732,329
Liabilities
Payable for investments purchased	22,909
Payable to affiliates (Note 4)	9,042
Payable to trustees	3,954
Other accrued expenses	30,237
Total Liabilities	66,142
Net Assets	$10,666,187
Net Assets consist of:
Paid-in capital	$8,479,229
Accumulated earnings	2,186,958
Net Assets	$10,666,187
Institutional Class:
Shares outstanding (unlimited number of shares authorized, no par value)	833,180
Net asset value, offering and redemption price per share (Note 2)	$12.80

See accompanying notes which are an integral part of these financial statements.

3

Channing Intrinsic Value Small-Cap Fund

Statement of Operations

For the year ended January 31, 2026

Investment Income
Dividend income	$157,234
Total investment income	157,234

Expenses
Investment Adviser fees (Note 4)	64,758
Administration and fund accounting fees (Note 4)	73,903
Audit and tax preparation fees	21,157
Legal fees	20,640
Compliance service fees (Note 4)	20,233
Trustee fees	19,454
Transfer agent fees (Note 4)	17,652
Registration expenses	10,009
Custodian fees	8,997
Printing and postage expenses	6,474
Miscellaneous expense	30,524
Total expenses	293,801
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(205,885)
Net operating expenses	87,916
Net investment income	69,318

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	749,807
Net change in unrealized appreciation on investment securities	390,847
Net realized and change in unrealized gain on investments	1,140,654
Net increase in net assets resulting from operations	$1,209,972

See accompanying notes which are an integral part of these financial statements.

4

Channing Intrinsic Value Small-Cap Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$69,318	$43,433
Net realized gain on investment securities transactions	749,807	489,183
Net change in unrealized appreciation of investment securities	390,847	762,212
Net increase in net assets resulting from operations	1,209,972	1,294,828

Distributions to shareholders from Earnings (Note 2)	(62,867)	(44,774)
Total distributions	(62,867)	(44,774)

Capital Transactions - Institutional Class:
Proceeds from shares sold	15,000	2,109,000
Reinvestment of distributions	57,966	41,578
Amount paid for shares redeemed	(830,000)	(107,387)
Net increase (decrease) in net assets resulting from capital transactions	(757,034)	2,043,191
Total Increase in Net Assets	390,071	3,293,245

Net Assets
Beginning of year	10,276,116	6,982,871
End of year	$10,666,187	$10,276,116

Share Transactions - Institutional Class:
Shares sold	1,466	198,982
Shares issued in reinvestment of distributions	4,908	3,829
Shares redeemed	(89,101)	(9,694)
Net increase (decrease) in shares	(82,727)	193,117

See accompanying notes which are an integral part of these financial statements.

5

Channing Intrinsic Value Small-Cap Fund - Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended January 31,				For the Period Ended January 31,
	2026	2025	2024	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.22	$9.66	$9.27	$9.77	$10.00

Investment operations:
Net investment income	0.09	0.05	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.57	1.56	0.39	(0.50)	(0.22)
Total from investment operations	1.66	1.61	0.44	(0.47)	(0.20)

Less distributions to shareholders from:
Net investment income	(0.08)	(0.05)	(0.05)	(0.03)	(0.03)
Total distributions	(0.08)	(0.05)	(0.05)	(0.03)	(0.03)

Net asset value, end of period	$12.80	$11.22	$9.66	$9.27	$9.77

Total Return(b)	14.81%	16.67%	4.72%	(4.72)%	(2.03	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,666	$10,276	$6,983	$7,324	$1,868
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	3.17%	2.96%	3.70%	3.90%	12.86	%(d)
Ratio of net investment income to average net assets	0.75%	0.45%	0.49%	0.34%	0.27	%(d)
Portfolio turnover rate	76%	48%	65%	72%	23	%(c)

(a)	For the period June 30, 2021 (commencement of operations) to January 31, 2022.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

6

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

The Channing Intrinsic Value Small-Cap Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund currently offers one class of shares: Institutional Shares. The Fund commenced operations on June 30, 2021. The Fund’s investment adviser is Channing Capital Management, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Updated 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies, including Accounting Standard Update 2013-08.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

7

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2026, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax

8

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the fiscal year ended January 31, 2026, the Fund did not make any reclassifications.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (“NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

9

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each

10

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$10,535,148	$—	$—	$10,535,148
Money Market Funds	179,390	—	—	179,390
Total	$10,714,538	$—	$—	$10,714,538

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2026, the Adviser earned a fee of $64,758 from the Fund before the waivers and reimbursements described below. At January 31, 2026, the Adviser owed the Fund $12,007.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2026, so that total annual fund operating expenses do not exceed 0.95%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the

11

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. For the fiscal year ended January 31, 2026, the Adviser waived fees or reimbursed expenses totaling $205,885. As of January 31, 2026, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2027	$188,169
January 31, 2028	192,075
January 31, 2029	205,885

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2026.

12

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $6,957,728 and $7,708,863, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2026.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments, other than futures contracts, for tax purposes were as follows:

Gross unrealized appreciation	$2,127,008
Gross unrealized depreciation	(123,378)
Net unrealized appreciation on investments	2,003,630
Tax cost of investments	$8,710,908

At January 31, 2026, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the years ended January 31, 2026 and January 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income(a)	$62,867	$44,774
Total distributions paid	$62,867	$44,774

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,153
Undistributed long-term capital gains	182,175
Unrealized appreciation on investments	2,003,630
Total accumulated earnings	$2,186,958

For the fiscal year ended January 31, 2026, the Fund utilized short-term capital loss carryforwards in the amount of $603,214.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting

13

Channing Intrinsic Value Small-Cap Fund

Notes to the Financial Statements (continued)

January 31, 2026

period. For the year ended January 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2026, the Fund had 26.70% of the value of its net assets invested in stocks within the Industrials sector.

NOTE 8. INDEMNIFICATIONS

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channing Intrinsic Value Small-Cap Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channing Intrinsic Value Small-Cap Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2026, the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Channing Intrinsic Value Small-Cap Fund	For the year ended January 31, 2026	For the years ended January 31, 2026 and 2025	For the years ended January 31, 2026, 2025, 2024, and 2023 and for the period from June 30, 2021 (commencement of operations) through January 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned

15

Report of Independent Registered Public Accounting Firm (continued)

as of January 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 24, 2026

16

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

The aggregate compensation paid, on behalf of the Fund, to the Trustees for the fiscal year ended January 31, 2026, was $15,816.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

17

Summitry Equity Fund

GGEFX

Annual Financial Statements

and Additional Information

January 31, 2026

Summitry LLC

919 E. Hillsdale Boulevard, Suite 150

Foster City, CA 94404

(866) 954-6682

Summitry Equity Fund

Schedule of Investments

January 31, 2026

	Shares	Fair Value
COMMON STOCKS — 95.71%
Communications — 13.43%
Alphabet, Inc., Class A	14,343	$4,847,933
Meta Platforms, Inc., Class A	3,073	2,201,805
Netflix, Inc.(a)	22,941	1,915,344
Universal Music Group NV - ADR	151,840	1,855,485
		10,820,567
Consumer Discretionary — 24.28%
Amazon.com, Inc.(a)	20,941	5,011,181
Lowe’s Companies, Inc.	12,925	3,451,750
LVMH Moet Hennessy Louis Vuitton SE - ADR	22,174	2,866,655
Ross Stores, Inc.	12,860	2,426,039
Starbucks Corp.	28,162	2,589,496
Ulta Beauty, Inc.(a)	4,980	3,223,853
		19,568,974
Financials — 9.24%
Charles Schwab Corp. (The)	24,327	2,528,062
Moody’s Corp.	3,190	1,644,636
Wells Fargo & Co.	36,142	3,270,490
		7,443,188
Health Care — 8.32%
Agilent Technologies, Inc.	25,192	3,371,949
Thermo Fisher Scientific, Inc.	5,766	3,336,265
		6,708,214
Industrials — 10.12%
Carrier Global Corp.	52,491	3,127,414
GXO Logistics, Inc.(a)	37,043	2,096,263
Old Dominion Freight Line, Inc.	8,094	1,401,881
Rentokil Initial PLC - ADR	48,649	1,532,930
		8,158,488
Technology — 30.32%
Fiserv, Inc.(a)	25,918	1,651,754
Mastercard, Inc., Class A	7,019	3,781,767
Microsoft Corp.	3,663	1,576,152
Nintendo Company Ltd. - ADR	211,974	3,264,400
Salesforce.com, Inc.	8,083	1,715,940
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	27,193	8,988,919
Visa, Inc., Class A	6,278	2,020,449
Zebra Technologies Corp., Class A(a)	6,077	1,427,973
		24,427,354
Total Common Stocks (Cost $47,469,503)		77,126,785

See accompanying notes which are an integral part of these financial statements.

Summitry Equity Fund

Schedule of Investments (continued)

January 31, 2026

	Shares	Fair Value
MONEY MARKET FUNDS — 4.35%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 3.61%(b)	3,509,321	$3,509,321
Total Money Market Funds (Cost $3,509,321)		3,509,321

Total Investments — 100.06% (Cost $50,978,824)		80,636,106
Liabilities in Excess of Other Assets — (0.06)%		(44,829)
NET ASSETS — 100.00%		$80,591,277

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2026.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

2

Summitry Equity Fund

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities at fair value (cost $50,978,824) (Note 3)	$80,636,106
Receivable for fund shares sold	2,202
Dividends receivable	34,214
Prepaid expenses	27,830
Total Assets	80,700,352
Liabilities
Payable for fund shares redeemed	2,326
Payable to Adviser (Note 4)	61,201
Payable to affiliates (Note 4)	12,233
Payable to Trustees	4,746
Other accrued expenses	28,569
Total Liabilities	109,075
Net Assets	$80,591,277
Net Assets consist of:
Paid-in capital	$49,504,499
Accumulated earnings	31,086,778
Net Assets	$80,591,277
Shares outstanding (unlimited number of shares authorized, no par value)	3,382,871
Net asset value, offering and redemption price per share (Note 2)	$23.82

See accompanying notes which are an integral part of these financial statements.

3

Summitry Equity Fund

Statement of Operations

For the Year Ended January 31, 2026

Investment Income
Dividend income (net of foreign taxes withheld of $63,141)	$796,975
Total investment income	796,975

Expenses
Investment Adviser fees (Note 4)	783,674
Administration (Note 4)	76,729
Fund accounting fees (Note 4)	32,695
Registration expenses	25,941
Audit and tax preparation fees	21,110
Transfer agent fees (Note 4)	19,999
Legal fees	19,967
Trustee fees	19,782
Compliance service fees (Note 4)	19,400
Custodian fees	11,897
Printing and postage expenses	11,665
Insurance expenses	4,552
Miscellaneous	29,729
Total expenses	1,077,140
Fees contractually waived by Adviser (Note 4)	(97,662)
Net operating expenses	979,478
Net investment loss	(182,503)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	11,236,451
Net change in unrealized depreciation of investment securities	(6,634,944)
Net realized and change in unrealized gain on investments	4,601,507
Net increase in net assets resulting from operations	$4,419,004

See accompanying notes which are an integral part of these financial statements.

4

Summitry Equity Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Year Ended January 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(182,503)	$(327,277)
Net realized gain on investment securities transactions	11,236,451	6,634,532
Net change in unrealized appreciation (depreciation) of investment securities	(6,634,944)	13,531,543
Net increase in net assets resulting from operations	4,419,004	19,838,798

Distributions to Shareholders (Note 2)
Earnings	(11,664,174)	(6,674,579)
Total distributions	(11,664,174)	(6,674,579)

Capital Transactions
Proceeds from shares sold	5,567,551	7,186,224
Reinvestment of distributions	11,664,174	6,674,579
Amount paid for shares redeemed	(13,320,729)	(11,941,213)
Net increase in net assets resulting from capital transactions	3,910,996	1,919,590
Total Increase (Decrease) in Net Assets	(3,334,174)	15,083,809

Net Assets
Beginning of year	83,925,451	68,841,642
End of year	$80,591,277	$83,925,451

Share Transactions
Shares sold	223,732	289,950
Shares issued in reinvestment of distributions	496,137	262,675
Shares redeemed	(530,447)	(486,307)
Net increase in shares outstanding	189,422	66,318

See accompanying notes which are an integral part of these financial statements.

5

Summitry Equity Fund

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended January 31,
	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of year	$26.28	$22.01	$19.67	$25.21	$21.60

Investment operations:
Net investment loss	(0.05)	(0.10)	(0.08)	(0.09)	(0.16)
Net realized and unrealized gain (loss) on investments	1.57	6.64	4.22	(2.52)	5.54
Total from investment operations	1.52	6.54	4.14	(2.61)	5.38

Less distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(3.98)	(2.27)	(1.80)	(2.93)	(1.77)
Total distributions	(3.98)	(2.27)	(1.80)	(2.93)	(1.77)

Net asset value, end of year	$23.82	$26.28	$22.01	$19.67	$25.21

Total Return(a)	6.00%	30.08%	21.71%	(9.38)%	24.72%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$80,591	$83,925	$68,842	$60,914	$72,807
Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before expense waiver	1.37%	1.37%	1.35%	1.34%	1.31%
Ratio of net investment loss to average net assets after expense waiver	(0.23)%	(0.44)%	(0.41)%	(0.45)%	(0.61)%
Portfolio turnover rate	16.00%	11.17%	10.61%	22.53%	23.57%

(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

6

Summitry Equity Fund

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

The Summitry Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”), and commenced operations on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Summitry LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies, including Accounting Standard Update 2013-08.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

7

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2026, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal

8

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended January 31, 2026, the Fund made the following reclassifications to increase (decrease) the components of net assets due to net operating losses:

Paid-In Capital	Accumulated Earnings (Deficit)
$(193,505)	$193,505

Share Valuation – The NAV is calculated each day the New York Stock Exchange (“NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

9

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon

10

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$77,126,785	$—	$—	$77,126,785
Money Market Funds	3,509,321	—	—	3,509,321
Total	$80,636,106	$—	$—	$80,636,106

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year

11

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

ended January 31, 2026, the Adviser earned a fee of $783,674 from the Fund before the waivers described below. At January 31, 2026, the Fund owed the Adviser $61,201.

The Adviser has contractually agreed to waive or limit its fees and to assume certain Fund operating expenses, until May 31, 2026, so that total annual operating expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses”. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds, closed-end funds and money market funds that have their own expenses. For the fiscal year ended January 31, 2026, the Adviser waived fees of $97,662.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement and any expense limitation in place at the time of the repayment. As of January 31, 2026, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through
January 31, 2027	$62,038
January 31, 2028	88,100
January 31, 2029	97,662

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

12

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2026.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active as of January 31, 2026.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $11,885,553 and $16,736,910, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2026.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$31,319,817
Gross unrealized depreciation	(1,662,534)
Net unrealized appreciation on investments	$29,657,283
Tax cost of investments	$50,978,824

13

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

The tax character of distributions paid for the fiscal years ended January 31, 2026 and January 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Long-term capital gains	$11,664,174	$6,674,579
Total distributions paid	$11,664,174	$6,674,579

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$1,464,698
Accumulated capital and other losses	(35,202)
Unrealized appreciation on investments	29,657,282
Total accumulated earnings	$31,086,778

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the fiscal year ended January 31, 2026, there were no federal, state or local income taxes paid by the Fund.

As of January 31, 2026, the Fund had deferred qualified late year ordinary losses of $35,202.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2026, the Fund had 30.32% of the value of its net assets invested in stocks within the Technology sector.

14

Summitry Equity Fund

Notes to the Financial Statements (continued)

January 31, 2026

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Summitry Equity Fund and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summitry Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 24, 2026

16

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the fiscal year ended January 31, 2026, the Fund designated $11,664,174 as long-term capital gain distributions.

17

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

The aggregate compensation paid, on behalf of the Fund, to the Trustees for the fiscal year ended January 31, 2026, was $15,580.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on December 15-16, 2025, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Summitry Agreement”) between Valued Advisers Trust (the “Trust”) and Summitry LLC (“Summitry”) with respect to the Summitry Equity Fund (the “Summitry Fund”). Summitry provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Summitry and the Summitry Agreement. In assessing the factors and reaching its decision, the Board considered information furnished by Summitry and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared and/or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Summitry Fund and its shareholders by Summitry; (ii) quarterly assessments of the investment performance of the Summitry Fund by personnel of Summitry; (iii) commentary on the reasons for the performance; (iv) presentations by Summitry addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Summitry Fund and Summitry; (vi) disclosure information contained in the registration statement for the Summitry Fund and the Form ADV of Summitry; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Summitry Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Summitry, including its financial information; a description of its personnel and the services it provides to the Summitry Fund; information on Summitry’s investment advice and performance; summaries of Summitry Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Summitry Fund; and (c) the benefits to be realized by Summitry from its relationship with the Summitry Fund. The Board did not identify any particular information that was most relevant to its consideration of the Summitry Agreement, and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Summitry. In this regard, the Board considered Summitry’s responsibilities under the Summitry Agreement. The Trustees

18

Additional Information (Unaudited) (continued)

considered the services being provided by Summitry to the Summitry Fund. The Trustees discussed, among other things: the quality of Summitry’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Summitry Fund’s investment objectives and limitations, its coordination of services for the Summitry Fund among the Summitry Fund’s service providers, and its efforts to promote the Summitry Fund and grow its assets. The Trustees considered Summitry’s continuity of, and commitment to retain, qualified personnel and Summitry’s commitment to maintain and enhance its resources and systems. The Trustees considered Summitry’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the Meeting materials provided by Summitry (including Summitry’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Summitry were satisfactory and adequate for the Summitry Fund.

2. Investment Performance of the Summitry Fund and Summitry. In considering the investment performance of the Summitry Fund and Summitry, the Trustees compared the performance of the Summitry Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Summitry Fund’s benchmark. The Trustees noted that the Summitry Fund had outperformed as compared to its category average and median for the one year, three year, and five year periods ended September 30, 2025, performed below the category average and median for the ten year period, and performed below the category median for the period since inception. They observed that when compared to its peer group, the Summitry Fund performed above the median for the one year, three year, and five year periods ended September 30, 2025, and performed below the median for the ten year and since inception periods. The Trustees observed that the Summitry Fund performed below its benchmark for each of the periods presented. The Trustees also considered the consistency of Summitry’s management of the Summitry Fund with its investment objective, strategies, and limitations. After reviewing and discussing the investment performance of the Summitry Fund further, Summitry’s experience managing the Summitry Fund, Summitry’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Summitry Fund and Summitry was acceptable.

3. The costs of the services to be provided and profits to be realized by Summitry from the relationship with the Summitry Fund. In considering the costs of services to be provided and the profits to be realized by Summitry from the relationship with the Summitry Fund, the Trustees considered: (1) Summitry’s financial condition; (2) the asset level of the Summitry Fund; (3) the overall expenses of the Summitry Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Summitry regarding its profits associated with managing the Summitry Fund. The Trustees also considered potential benefits for Summitry in managing the Summitry Fund. The Trustees then compared the fees and expenses of the Summitry Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Summitry Fund’s advisory fee and net expense ratio were above the average and median of its Morningstar category, but below the maximum in each case. They also noted that the Summitry Fund’s advisory fee and net expense ratio were higher than the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Summitry by the

19

Additional Information (Unaudited) (continued)

Summitry Fund and the profits to be realized by Summitry, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Summitry.

4. The extent to which economies of scale would be realized as the Summitry Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Summitry Fund’s investors. In this regard, the Board considered the Summitry Fund’s fee arrangements with Summitry. The Board considered that while the management fee remained the same at all asset levels, the Summitry Fund’s shareholders had experienced benefits from the Summitry Fund’s expense limitation arrangement, and that Summitry had agreed to extend that arrangement for another year. They also noted that the Summitry Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Summitry. In light of the foregoing, the Board determined that the Summitry Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Summitry.

5. Possible conflicts of interest and benefits to Summitry. In considering Summitry’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Summitry Fund; the basis of decisions to buy or sell securities for the Summitry Fund and/or Summitry’s other accounts; and the substance and administration of Summitry’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Summitry’s potential conflicts of interest. The Trustees discussed Summitry’s practices for seeking best execution for the Summitry Fund’s portfolio transactions. In terms of other benefits to Summitry, the Trustees considered Summitry’s perspective that the Summitry Fund provides an investment option for smaller accounts, and that the public nature of the Summitry Fund provides credibility to Summitry’s operations. Based on the foregoing, the Board determined that Summitry’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors discussed by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Summitry Agreement.

20

Regan Floating Rate MBS ETF (MBSF)

NYSE Arca, Inc.

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

JANUARY 31, 2026

Fund Adviser:

Regan Capital, LLC

300 Crescent Court, Suite 1760

Dallas, TX 75201

(844) 988-6273

TABLE OF CONTENTS

SCHEDULE OF INVESTMENTS	2
STATEMENT OF ASSETS AND LIABILITIES	11
STATEMENT OF OPERATIONS	12
STATEMENTS OF CHANGES IN NET ASSETS	13
FINANCIAL HIGHLIGHTS	14
NOTES TO THE FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
ADDITIONAL FEDERAL INCOME TAX INFORMATION	22
ADDITIONAL INFORMATION	23

Regan Floating Rate MBS ETF

Schedule of Investments

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Fannie Mae REMIC, Series 13, Class FA, 4.71%, 3/25/2032	$33,426	$33,600
Fannie Mae REMIC, Series 13, Class FB, 4.71%, 3/25/2032	33,426	33,600
Fannie Mae REMIC, Series 13, Class FC, 4.71%, 3/25/2032	33,426	33,600
Fannie Mae REMIC, Series 53, Class FY, 4.31%, 8/25/2032	36,319	36,329
Fannie Mae REMIC, Series 68, Class FB, 4.31%, 10/25/2032	29,293	29,309
Fannie Mae REMIC, Series 64, Class FS, 5.32%, 7/25/2033	35,215	35,830
Fannie Mae REMIC, Series 69, Class NF, 5.42%, 7/25/2033	167,336	170,738
Fannie Mae REMIC, Series 81, Class FE, 4.31%, 9/25/2033	48,243	48,209
Fannie Mae REMIC, Series 130, Class FD, 4.31%, 1/25/2034	113,251	113,263
Fannie Mae REMIC, Series 38, Class FK, 4.16%, 5/25/2034	155,770	155,046
Fannie Mae REMIC, Series 25, Class PF, 4.16%, 4/25/2035	76,995	76,541
Fannie Mae REMIC, Series 45, Class XA, 4.15%, 6/25/2035	200,766	199,719
Fannie Mae REMIC, Series 56, Class F, 4.10%, 7/25/2035	60,531	60,101
Fannie Mae REMIC, Series 106, Class PF, 4.16%, 12/25/2035	336,930	335,038
Fannie Mae REMIC, Series 3, Class CF, 4.11%, 3/25/2036	106,395	105,703
Fannie Mae REMIC, Series 24, Class F, 4.11%, 4/25/2036	289,886	287,802
Fannie Mae REMIC, Series 20, Class GF, 4.16%, 4/25/2036	73,088	72,608
Fannie Mae REMIC, Series 45, Class FM, 4.21%, 6/25/2036	94,765	94,288
Fannie Mae REMIC, Series 62, Class FP, 4.06%, 7/25/2036	304,502	302,357
Fannie Mae REMIC, Series 101, Class FD, 4.11%, 7/25/2036	18,269	18,215
Fannie Mae REMIC, Series 101, Class FC, 4.11%, 7/25/2036	26,958	26,879
Fannie Mae REMIC, Series 83, Class FH, 4.25%, 9/25/2036	179,502	178,737
Fannie Mae REMIC, Series 88, Class AF, 4.27%, 9/25/2036	95,312	94,936
Fannie Mae REMIC, Series 86, Class CF, 5.01%, 9/25/2036	59,831	61,131
Fannie Mae REMIC, Series 101, Class FA, 4.23%, 10/25/2036	700,178	696,581
Fannie Mae REMIC, Series 104, Class FC, 4.06%, 11/25/2036	125,906	125,102
Fannie Mae REMIC, Series 33, Class FB, 4.63%, 3/25/2037	77,843	78,523
Fannie Mae REMIC, Series 25, Class FB, 4.14%, 4/25/2037	84,503	83,644
Fannie Mae REMIC, Series 54, Class AF, 4.37%, 4/25/2037	131,632	131,580
Fannie Mae REMIC, Series 103, Class BF, 4.06%, 7/25/2037	612,603	607,578
Fannie Mae REMIC, Series 89, Class EF, 4.37%, 9/25/2037	40,711	40,720
Fannie Mae REMIC, Series 92, Class OF, 4.38%, 9/25/2037	134,656	134,690
Fannie Mae REMIC, Series 102, Class FA, 4.38%, 11/25/2037	48,875	48,851
Fannie Mae REMIC, Series 117, Class FM, 4.51%, 1/25/2038	241,381	242,393
Fannie Mae REMIC, Series 117, Class MF, 4.51%, 1/25/2038	103,784	104,220
Fannie Mae REMIC, Series 7, Class FA, 4.26%, 2/25/2038	193,631	193,037
Fannie Mae REMIC, Series 12, Class FA, 4.48%, 3/25/2038	52,920	53,087
Fannie Mae REMIC, Series 16, Class KF, 4.61%, 3/25/2038	100,472	101,289
Fannie Mae REMIC, Series 68, Class FC, 4.78%, 8/25/2038	780,357	791,741
Fannie Mae REMIC, Series 93, Class GF, 4.26%, 4/25/2039	63,395	63,077
Fannie Mae REMIC, Series 46, Class FA, 4.51%, 6/25/2039	267,882	269,472
Fannie Mae REMIC, Series 46, Class FC, 4.51%, 6/25/2039	251,027	252,487
Fannie Mae REMIC, Series 72, Class JF, 4.56%, 9/25/2039	216,466	218,110
Fannie Mae REMIC, Series 27, Class FG, 4.81%, 4/25/2040	630,384	636,860

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Fannie Mae REMIC, Series 58, Class FY, 4.54%, 6/25/2040	$63,573	$63,825
Fannie Mae REMIC, Series 135, Class AF, 4.36%, 12/25/2040	67,857	67,611
Fannie Mae REMIC, Series 41, Class FK, 4.23%, 5/25/2041	180,517	179,475
Fannie Mae REMIC, Series 55, Class FJ, 4.25%, 6/25/2041	512,765	510,128
Fannie Mae REMIC, Series 62, Class KF, 4.31%, 7/25/2041	178,406	177,810
Fannie Mae REMIC, Series 149, Class MF, 4.31%, 11/25/2041	42,125	42,071
Fannie Mae REMIC, Series 121, Class PF, 4.16%, 12/25/2041	148,767	146,657
Fannie Mae REMIC, Series 3, Class DF, 4.36%, 2/25/2042	383,085	382,032
Fannie Mae REMIC, Series 10, Class AF, 4.16%, 3/25/2042	677,081	672,108
Fannie Mae REMIC, Series 19, Class JF, 4.36%, 3/25/2042	59,841	59,551
Fannie Mae REMIC, Series 33, Class F, 4.33%, 4/25/2042	76,120	75,884
Fannie Mae REMIC, Series 70, Class FA, 4.26%, 7/25/2042	763,629	757,341
Fannie Mae REMIC, Series 116, Class FP, 4.06%, 10/25/2042	606,194	597,215
Fannie Mae REMIC, Series 122, Class FM, 4.21%, 11/25/2042	1,109,373	1,094,310
Fannie Mae REMIC, Series 134, Class FK, 4.16%, 12/25/2042	123,166	121,025
Fannie Mae REMIC, Series 10, Class FA, 4.16%, 2/25/2043	132,425	130,172
Fannie Mae REMIC, Series 10, Class FB, 4.16%, 2/25/2043	175,110	172,164
Fannie Mae REMIC, Series 13, Class FA, 4.16%, 3/25/2043	390,737	384,210
Fannie Mae REMIC, Series 92, Class FA, 4.36%, 9/25/2043	272,622	270,540
Fannie Mae REMIC, Series 118, Class FB, 4.33%, 12/25/2043	140,521	139,152
Fannie Mae REMIC, Series 10, Class KF, 4.26%, 3/25/2044	153,137	151,908
Fannie Mae REMIC, Series 89, Class FM, 4.21%, 1/25/2045	573,048	565,239
Fannie Mae REMIC, Series 79, Class FE, 4.06%, 11/25/2045	80,592	79,535
Fannie Mae REMIC, Series 2, Class FB, 4.21%, 2/25/2046	129,338	127,879
Fannie Mae REMIC, Series 25, Class FL, 4.31%, 5/25/2046	1,109,227	1,097,210
Fannie Mae REMIC, Series 79, Class NF, 4.26%, 11/25/2046	622,967	613,424
Fannie Mae REMIC, Series 91, Class AF, 4.21%, 12/25/2046	48,181	47,936
Fannie Mae REMIC, Series 106, Class EF, 4.31%, 1/25/2047	1,784,773	1,762,671
Fannie Mae REMIC, Series 79, Class FB, 4.06%, 10/25/2047	541,728	537,655
Fannie Mae REMIC, Series 42, Class FD, 4.06%, 6/25/2048	425,201	418,213
Fannie Mae REMIC, Series 36, Class FD, 4.06%, 6/25/2048	112,624	111,609
Fannie Mae REMIC, Series 56, Class FD, 4.75%, 7/25/2048	72,186	73,200
Fannie Mae REMIC, Series 60, Class FK, 4.11%, 8/25/2048	492,455	476,888
Fannie Mae REMIC, Series 1, Class HF, 4.26%, 2/25/2049	153,464	151,355
Fannie Mae REMIC, Series 15, Class FA, 4.31%, 4/25/2049	245,024	241,654
Fannie Mae REMIC, Series 33, Class FB, 4.26%, 7/25/2049	591,126	580,931
Fannie Mae REMIC, Series 38, Class FA, 4.26%, 7/25/2049	4,749,843	4,672,283
Fannie Mae REMIC, Series 31, Class FB, 4.26%, 7/25/2049	471,846	462,689
Fannie Mae REMIC, Series 38, Class CF, 4.26%, 7/25/2049	1,167,185	1,147,276
Fannie Mae REMIC, Series 43, Class FD, 4.21%, 8/25/2049	606,998	597,718
Fannie Mae REMIC, 4.26%, 10/25/2049	940,646	927,147
Fannie Mae REMIC, Series 67, Class FB, 4.26%, 11/25/2049	174,018	171,592
Fannie Mae REMIC, Series 61, Class AF, 4.31%, 11/25/2049	4,423,111	4,361,851
Fannie Mae REMIC, Series 81, Class QF, 4.31%, 12/25/2049	2,072,441	2,041,156

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Fannie Mae REMIC, Series 76, Class FA, 4.31%, 12/25/2049	$116,272	$114,553
Fannie Mae REMIC, Series 37, Class FH, 4.21%, 1/25/2050	728,999	718,993
Fannie Mae REMIC, Series 81, Class FJ, 4.31%, 1/25/2050	1,282,831	1,261,959
Fannie Mae REMIC, Series 79, Class FA, 4.31%, 1/25/2050	1,108,068	1,091,123
Fannie Mae REMIC, Series 12, Class FL, 4.26%, 3/25/2050	696,325	682,707
Fannie Mae REMIC, Series 10, Class FE, 4.31%, 3/25/2050	5,427,614	5,340,590
Fannie Mae REMIC, Series 27, Class FD, 4.26%, 5/25/2050	924,044	904,267
Fannie Mae REMIC, Series 36, Class FH, 4.26%, 6/25/2050	2,088,252	2,044,339
Fannie Mae REMIC, Series 37, Class FG, 4.11%, 8/25/2050	285,188	279,320
Fannie Mae REMIC, Series 54, Class WF, 4.47%, 8/25/2050	450,921	436,582
Fannie Mae REMIC, Series 25, Class WF, 4.21%, 5/25/2051	426,025	416,568
Fannie Mae REMIC, Series 41, Class GF, 4.31%, 3/25/2053	3,736,199	3,726,540
Fannie Mae REMIC, Series 4, Class FB, 4.35%, 3/25/2053	1,339,133	1,335,977
Fannie Mae REMIC, Series 21, Class FB, 5.00%, 7/25/2053	358,734	361,873
Fannie Mae REMIC, Series 60, Class FG, 4.80%, 9/25/2054	442,480	445,313
Fannie Mae REMIC, Series 73, Class FB, 4.90%, 10/25/2054	259,297	261,209
Fannie Mae REMIC, Series 84, Class FD, 4.85%, 11/25/2054	146,215	147,180
Fannie Mae REMIC, Series 96, Class FA, 5.10%, 12/25/2054	538,326	544,482
Fannie Mae REMIC, Series 104, Class FA, 4.75%, 1/25/2055	318,059	319,708
Fannie Mae REMIC, Series 105, Class AF, 4.75%, 1/25/2055	22,277	22,424
Fannie Mae REMIC, Series 103, Class FC, 4.85%, 1/25/2055	553,131	557,041
Fannie Mae REMIC, Series 103, Class FH, 4.95%, 1/25/2055	673,075	678,792
Fannie Mae REMIC, Series 10, Class FB, 4.55%, 2/25/2055	154,404	154,483
Fannie Mae REMIC, Series 32, Class FA, 4.95%, 5/25/2055	303,926	306,450
Fannie Mae REMIC, Series 28, Class FJ, 4.26%, 6/25/2059	123,775	121,899
Fannie Mae REMIC, Series 41, Class FG, 4.31%, 8/25/2059	684,767	672,760
Fannie Mae REMIC, Series 62, Class FQ, 4.31%, 11/25/2059	513,899	507,860
Fannie Mae Trust, Series W6, Class 6A, 4.84%, 8/25/2042	123,764	124,903
Freddie Mac REMIC, Series 2334, Class FO, 4.79%, 7/15/2031	29,058	29,327
Freddie Mac REMIC, Series 2582, Class FH, 5.07%, 7/15/2031	83,763	84,901
Freddie Mac REMIC, Series 2408, Class FO, 4.72%, 1/15/2032	15,515	15,572
Freddie Mac REMIC, Series 2406, Class FP, 4.80%, 1/15/2032	53,740	54,319
Freddie Mac REMIC, Series 2481, Class FE, 4.82%, 3/15/2032	39,908	40,362
Freddie Mac REMIC, Series 2463, Class FJ, 4.82%, 3/15/2032	42,124	42,597
Freddie Mac REMIC, Series 2444, Class FR, 4.82%, 5/15/2032	41,206	41,684
Freddie Mac REMIC, Series 2647, Class VF, 5.42%, 7/15/2033	81,796	83,896
Freddie Mac REMIC, Series 3969, Class AF, 4.27%, 10/15/2033	639,695	637,963
Freddie Mac REMIC, Series 2733, Class FB, 4.42%, 10/15/2033	35,024	35,107
Freddie Mac REMIC, Series 3305, Class BF, 4.14%, 7/15/2034	239,133	237,562
Freddie Mac REMIC, Series 4265, Class FD, 4.22%, 1/15/2035	900,474	896,038
Freddie Mac REMIC, Series 3003, Class KF, 4.07%, 7/15/2035	134,266	133,474
Freddie Mac REMIC, Series S001, Class 1A2, 3.94%, 9/25/2035	837,338	820,550
Freddie Mac REMIC, Series 3155, Class PF, 4.17%, 5/15/2036	675,506	671,440
Freddie Mac REMIC, Series 3153, Class FX, 4.17%, 5/15/2036	99,551	98,978

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Freddie Mac REMIC, Series 3153, Class EF, 4.23%, 5/15/2036	$91,448	$91,098
Freddie Mac REMIC, Series 3208, Class FC, 4.22%, 8/15/2036	260,199	258,994
Freddie Mac REMIC, Series 3210, Class FA, 4.22%, 9/15/2036	264,900	263,365
Freddie Mac REMIC, Series 3222, Class KF, 4.22%, 9/15/2036	185,080	184,052
Freddie Mac REMIC, Series 3361, Class AF, 4.17%, 11/15/2036	48,653	48,294
Freddie Mac REMIC, Series 3281, Class AF, 4.14%, 2/15/2037	202,873	200,993
Freddie Mac REMIC, Series 3284, Class CF, 4.19%, 3/15/2037	206,476	204,770
Freddie Mac REMIC, Series 3309, Class FG, 4.25%, 4/15/2037	83,613	83,083
Freddie Mac REMIC, Series 3318, Class F, 4.07%, 5/15/2037	13,418	13,262
Freddie Mac REMIC, Series 3311, Class NF, 4.12%, 5/15/2037	89,983	89,085
Freddie Mac REMIC, Series 3361, Class LF, 4.37%, 8/15/2037	152,189	152,010
Freddie Mac REMIC, Series 4276, Class FA, 4.32%, 9/15/2037	271,826	269,742
Freddie Mac REMIC, Series 3371, Class FA, 4.42%, 9/15/2037	69,541	69,584
Freddie Mac REMIC, Series 4579, Class FD, 4.49%, 1/15/2038	97,965	96,696
Freddie Mac REMIC, Series 3416, Class BF, 4.57%, 2/15/2038	284,935	286,653
Freddie Mac REMIC, Series 4832, Class FW, 4.49%, 4/15/2038	481,690	475,677
Freddie Mac REMIC, Series 3455, Class FG, 4.72%, 6/15/2038	718,637	722,218
Freddie Mac REMIC, Series 4730, Class WF, 4.49%, 8/15/2038	143,459	141,650
Freddie Mac REMIC, Series 4615, Class AF, 4.49%, 10/15/2038	69,269	68,372
Freddie Mac REMIC, Series 5335, Class FB, 4.52%, 10/15/2039	149,470	150,281
Freddie Mac REMIC, Series 4365, Class FH, 4.60%, 1/15/2040	86,775	86,315
Freddie Mac REMIC, Series 3639, Class FC, 4.57%, 2/15/2040	129,100	129,711
Freddie Mac REMIC, Series 3666, Class FC, 4.55%, 5/15/2040	145,253	145,840
Freddie Mac REMIC, Series 3757, Class PF, 4.32%, 8/15/2040	124,717	124,602
Freddie Mac REMIC, Series 4989, Class FA, 4.49%, 8/15/2040	87,764	86,467
Freddie Mac REMIC, Series 3740, Class DF, 4.30%, 10/15/2040	85,579	85,077
Freddie Mac REMIC, Series 3759, Class FB, 4.32%, 11/15/2040	242,846	241,548
Freddie Mac REMIC, Series 3753, Class FA, 4.32%, 11/15/2040	697,923	694,271
Freddie Mac REMIC, Series 3997, Class FJ, 4.27%, 1/15/2041	211,234	210,010
Freddie Mac REMIC, Series 3807, Class FM, 4.32%, 2/15/2041	101,326	101,014
Freddie Mac REMIC, Series 3843, Class FE, 4.37%, 4/15/2041	203,855	203,333
Freddie Mac REMIC, Series 4105, Class LF, 4.17%, 8/15/2041	350,490	349,805
Freddie Mac REMIC, Series 4105, Class NF, 4.22%, 9/15/2042	917,964	904,910
Freddie Mac REMIC, Series 4116, Class LF, 4.12%, 10/15/2042	1,397,530	1,373,210
Freddie Mac REMIC, Series 4159, Class FQ, 4.32%, 1/15/2043	433,130	431,015
Freddie Mac REMIC, Series 4240, Class FA, 4.32%, 8/15/2043	557,496	551,782
Freddie Mac REMIC, Series 4255, Class GF, 4.17%, 9/15/2043	60,322	59,687
Freddie Mac REMIC, Series 4283, Class JF, 4.22%, 12/15/2043	474,977	471,068
Freddie Mac REMIC, Series 4286, Class VF, 4.27%, 12/15/2043	111,259	110,159
Freddie Mac REMIC, Series 4281, Class LF, 4.32%, 12/15/2043	1,449,953	1,439,296
Freddie Mac REMIC, Series 4310, Class FA, 4.37%, 2/15/2044	84,975	84,288
Freddie Mac REMIC, Series 4383, Class KF, 4.22%, 9/15/2044	5,828,280	5,735,418
Freddie Mac REMIC, Series 4431, Class FT, 4.22%, 1/15/2045	4,440,335	4,371,450
Freddie Mac REMIC, Series 4476, Class BF, 4.07%, 5/15/2045	269,896	263,405

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Freddie Mac REMIC, Series 4587, Class AF, 4.17%, 6/15/2046	$61,948	$61,595
Freddie Mac REMIC, Series 4614, Class FK, 4.32%, 9/15/2046	2,555,726	2,523,955
Freddie Mac REMIC, Series 4945, Class F, 4.64%, 12/15/2046	539,373	533,407
Freddie Mac REMIC, Series 4648, Class FA, 4.32%, 1/15/2047	257,909	254,561
Freddie Mac REMIC, Series 4735, Class FB, 4.17%, 12/15/2047	462,274	452,411
Freddie Mac REMIC, Series 4754, Class FM, 4.12%, 2/15/2048	850,446	828,696
Freddie Mac REMIC, Series 4792, Class FA, 4.12%, 5/15/2048	896,427	872,703
Freddie Mac REMIC, Series 4821, Class FL, 4.12%, 6/15/2048	667,777	650,857
Freddie Mac REMIC, Series 5383, Class AF, 5.03%, 8/15/2048	255,668	257,764
Freddie Mac REMIC, Series 4826, Class KF, 4.12%, 9/15/2048	46,642	45,682
Freddie Mac REMIC, Series 4845, Class WF, 4.12%, 12/15/2048	83,227	82,357
Freddie Mac REMIC, Series 4852, Class BF, 4.22%, 12/15/2048	594,007	581,843
Freddie Mac REMIC, Series 4863, Class F, 4.27%, 3/15/2049	156,676	153,893
Freddie Mac REMIC, Series 4913, Class UF, 4.27%, 3/15/2049	1,340,640	1,315,372
Freddie Mac REMIC, Series 4882, Class FA, 4.27%, 5/15/2049	3,752,136	3,691,890
Freddie Mac REMIC, Series 4903, Class NF, 4.21%, 8/25/2049	368,951	363,559
Freddie Mac REMIC, Series 4916, Class FA, 4.21%, 9/25/2049	340,337	338,210
Freddie Mac REMIC, Series 4918, Class F, 4.26%, 10/25/2049	1,683,921	1,657,447
Freddie Mac REMIC, Series 4927, Class FG, 4.31%, 11/25/2049	381,025	374,737
Freddie Mac REMIC, Series 4940, Class FE, 4.36%, 1/25/2050	665,524	656,383
Freddie Mac REMIC, Series 4959, Class JF, 4.26%, 3/25/2050	601,347	589,232
Freddie Mac REMIC, Series 4990, Class FN, 4.16%, 5/25/2050	588,084	579,311
Freddie Mac REMIC, Series 4981, Class JF, 4.21%, 6/25/2050	1,071,816	1,051,420
Freddie Mac REMIC, Series 5003, Class AF, 4.21%, 8/25/2050	688,592	670,786
Freddie Mac REMIC, Series 5270, Class FH, 4.65%, 6/25/2052	717,552	717,743
Freddie Mac REMIC, Series 5273, Class FA, 4.95%, 11/25/2052	120,745	121,642
Freddie Mac REMIC, Series 5391, Class FC, 4.80%, 3/25/2054	508,055	512,107
Freddie Mac REMIC, Series 5389, Class FC, 5.05%, 3/25/2054	1,943,630	1,963,632
Freddie Mac REMIC, Series 5396, Class HF, 4.65%, 4/25/2054	219,541	219,570
Freddie Mac REMIC, Series 5469, Class F, 4.80%, 9/25/2054	412,335	414,790
Freddie Mac REMIC, Series 5475, Class FA, 4.80%, 11/25/2054	367,646	369,703
Freddie Mac REMIC, Series 5473, Class BF, 5.00%, 11/25/2054	2,464,473	2,486,030
Freddie Mac REMIC, Series 5480, Class FG, 4.85%, 12/25/2054	196,505	198,098
Freddie Mac REMIC, Series 5484, Class FA, 4.90%, 12/25/2054	525,234	529,712
Freddie Mac REMIC, Series 5495, Class AF, 4.85%, 1/25/2055	79,456	80,019
Freddie Mac REMIC, Series 5508, Class FA, 4.60%, 2/25/2055	47,367	47,187
Freddie Mac REMIC, Series 5499, Class FX, 5.10%, 2/25/2055	62,968	63,771
Freddie Mac REMIC, Series 5511, Class FG, 4.85%, 3/25/2055	391,253	394,209
Freddie Mac REMIC, Series 5517, Class F, 4.90%, 3/25/2055	151,394	151,430
Freddie Mac REMIC, Series 5524, Class FA, 4.90%, 4/25/2055	158,969	158,737
Freddie Mac REMIC, Series 5583, Class FA, 4.95%, 10/25/2055	184,601	186,426
Freddie Mac REMIC, Series 4839, Class QF, 4.22%, 8/15/2056	931,181	909,920
Freddie Mac REMIC, Series 4851, Class KF, 4.22%, 8/15/2057	1,006,947	984,741
Freddie Mac Strips, Series 240, Class F22, 4.17%, 7/15/2036	117,359	116,664

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Freddie Mac Strips, Series 330, Class F4, 4.49%, 10/15/2037	$55,130	$54,536
Freddie Mac Strips, Series 263, Class F5, 4.32%, 6/15/2042	441,986	438,606
Freddie Mac Strips, Series 264, Class F1, 4.37%, 7/15/2042	92,873	92,213
Freddie Mac Strips, Series 280, Class F1, 4.32%, 9/15/2042	309,089	308,892
Freddie Mac Strips, Series 359, Class F3, 4.27%, 10/15/2047	1,616,954	1,596,799
Freddie Mac Strips, Series 406, Class F4, 4.60%, 10/25/2053	590,954	592,500
Government National Mortgage Association, Series 32, Class FT, 4.09%, 1/20/2034	339,365	339,334
Government National Mortgage Association, Series 46, Class MF, 4.19%, 5/16/2034	59,627	59,444
Government National Mortgage Association, Series 84, Class F, 4.04%, 11/16/2035	76,219	75,643
Government National Mortgage Association, Series 23, Class FT, 4.09%, 4/20/2037	215,389	215,357
Government National Mortgage Association, Series 51, Class FN, 4.21%, 8/20/2037	109,685	109,092
Government National Mortgage Association, Series 72, Class HF, 4.23%, 11/20/2037	138,736	138,069
Government National Mortgage Association, Series 79, Class FA, 4.24%, 12/20/2037	1,268,159	1,262,514
Government National Mortgage Association, Series 3, Class FA, 4.24%, 1/20/2038	1,086,408	1,085,435
Government National Mortgage Association, Series 51, Class FH, 4.54%, 6/16/2038	98,510	98,935
Government National Mortgage Association, Series 51, Class FG, 4.56%, 6/16/2038	57,115	57,385
Government National Mortgage Association, Series 68, Class FA, 4.74%, 8/20/2038	555,971	558,734
Government National Mortgage Association, Series 66, Class FN, 4.74%, 8/20/2038	141,433	141,828
Government National Mortgage Association, Series 6, Class FJ, 4.77%, 2/20/2039	474,400	474,515
Government National Mortgage Association, Series 15, Class FL, 4.74%, 3/20/2039	680,654	680,810
Government National Mortgage Association, Series 12, Class FA, 4.74%, 3/20/2039	680,654	681,270
Government National Mortgage Association, Series 66, Class UF, 4.79%, 8/16/2039	88,366	89,334
Government National Mortgage Association, Series 92, Class FJ, 4.47%, 10/16/2039	89,136	89,453
Government National Mortgage Association, Series 149, Class MF, 4.19%, 12/20/2039	1,530,150	1,519,876
Government National Mortgage Association, Series 20, Class FD, 4.61%, 2/20/2040	169,755	171,067

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Government National Mortgage Association, Series 31, Class FV, 4.54%, 3/20/2040	$166,822	$167,672
Government National Mortgage Association, Series 85, Class FE, 4.24%, 7/20/2040	864,955	860,336
Government National Mortgage Association, Series 2014-131, Class BW, 5.78%, 5/20/2041	139,968	138,687
Government National Mortgage Association, Series 153, Class LF, 4.04%, 7/16/2041	210,321	207,518
Government National Mortgage Association, Series 135, Class FN, 4.19%, 10/16/2041	1,832,345	1,814,865
Government National Mortgage Association, Series 113, Class QF, 4.09%, 2/20/2042	181,762	180,484
Government National Mortgage Association, Series 34, Class FA, 4.24%, 3/20/2042	202,684	200,687
Government National Mortgage Association, Series 74, Class LF, 4.19%, 6/20/2042	1,048,595	1,036,079
Government National Mortgage Association, Series 124, Class GF, 4.04%, 10/20/2042	895,997	880,503
Government National Mortgage Association, Series 5, Class FA, 4.24%, 1/20/2044	2,262,412	2,235,827
Government National Mortgage Association, Series 110, Class DF, 4.01%, 8/20/2045	311,168	303,643
Government National Mortgage Association, Series 161, Class AF, 4.09%, 11/20/2045	508,619	498,233
Government National Mortgage Association, Series 33, Class UF, 4.24%, 3/20/2046	2,936,682	2,897,735
Government National Mortgage Association, Series 49, Class MF, 4.29%, 4/20/2046	903,338	899,112
Government National Mortgage Association, Series 83, Class NF, 4.21%, 6/20/2046	1,151,040	1,136,727
Government National Mortgage Association, Series 18, Class GF, 4.11%, 2/20/2047	128,346	125,227
Government National Mortgage Association, Series 1, Class EF, 4.11%, 1/20/2048	981,116	955,320
Government National Mortgage Association, Series 138, Class FB, 4.09%, 10/20/2048	1,745,233	1,702,490
Government National Mortgage Association, Series 33, Class F, 4.24%, 3/20/2049	124,096	122,174
Government National Mortgage Association, Series 35, Class GF, 4.24%, 3/20/2049	1,197,248	1,181,891
Government National Mortgage Association, Series 31, Class GF, 4.24%, 3/20/2049	330,903	326,765
Government National Mortgage Association, Series 44, Class FM, 4.24%, 4/20/2049	979,298	963,028

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Government National Mortgage Association, Series 71, Class FK, 4.14%, 6/20/2049	$1,520,281	$1,486,379
Government National Mortgage Association, Series 98, Class KF, 4.24%, 8/20/2049	3,192,955	3,136,052
Government National Mortgage Association, Series 115, Class FE, 4.19%, 9/20/2049	2,788,826	2,732,164
Government National Mortgage Association, Series 30, Class FE, 4.24%, 3/20/2050	1,511,088	1,483,169
Government National Mortgage Association, Series 98, Class FM, 2.50%, 6/20/2051	160,995	134,802
Government National Mortgage Association, Series 64, Class FA, 4.40%, 4/20/2052	1,821,628	1,752,032
Government National Mortgage Association, Series 78, Class FM, 4.50%, 4/20/2052	1,806,976	1,747,880
Government National Mortgage Association, Series 154, Class FC, 4.25%, 9/20/2052	1,352,853	1,341,944
Government National Mortgage Association, Series 96, Class FA, 4.75%, 7/20/2053	84,313	84,816
Government National Mortgage Association, Series 111, Class FN, 4.90%, 8/20/2053	98,546	99,447
Government National Mortgage Association, Series 128, Class CF, 4.90%, 8/20/2053	112,724	113,748
Government National Mortgage Association, Series 51, Class FL, 4.60%, 3/20/2054	206,444	206,942
Government National Mortgage Association, Series 64, Class YK, 4.70%, 4/20/2054	89,810	90,204
Government National Mortgage Association, Series 64, Class YF, 5.02%, 4/20/2054	1,461,428	1,469,882
Government National Mortgage Association, Series 64, Class YX, 5.02%, 4/20/2054	522,443	525,466
Government National Mortgage Association, Series 84, Class FJ, 4.90%, 5/20/2054	1,583,851	1,596,865
Government National Mortgage Association, Series 97, Class FW, 4.85%, 6/20/2054	178,596	179,715
Government National Mortgage Association, Series 97, Class CF, 4.85%, 6/20/2054	164,064	165,081
Government National Mortgage Association, Series 159, Class FM, 4.75%, 10/20/2054	162,494	163,390
Government National Mortgage Association, Series 197, Class FV, 4.65%, 12/20/2054	141,593	142,223
Government National Mortgage Association, Series 41, Class F, 4.90%, 3/20/2055	39,081	39,440
Government National Mortgage Association, Series 69, Class YH, 4.95%, 4/20/2055	91,138	92,103

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Schedule of Investments (Continued)

January 31, 2026

COLLATERALIZED MORTGAGE OBLIGATIONS — 92.90%(a)	Principal Amount	Fair Value
Government National Mortgage Association, Series H27, Class FA, 4.33%, 12/20/2060	$18,890	$18,760
Government National Mortgage Association, Series 2012-H11, Class FA, 4.65%, 2/20/2062	70,693	70,906
Government National Mortgage Association, Series H12, Class FA, 4.50%, 4/20/2062	158,912	158,596
Government National Mortgage Association, Series H26, Class FG, 4.47%, 10/20/2065	99,834	99,879
Government National Mortgage Association, Series H06, Class FG, 4.77%, 3/20/2066	86,718	87,119
Government National Mortgage Association, Series 2020-H04, Class FP, 4.45%, 6/20/2069	200,050	200,279
Government National Mortgage Association, Series H05, Class FL, 4.57%, 1/20/2073	94,413	95,316
Total Collateralized Mortgage Obligations (Cost $161,686,941)		163,061,591

U.S. GOVERNMENT & AGENCIES — 5.67%(a)
United States Treasury Bill, 3.68%, 2/24/2026	2,900,000	2,893,579
United States Treasury Floating Rate Note, 4.06%, 10/31/2026	2,000,000	2,002,105
United States Treasury Floating Rate Note, 3.83%, 4/30/2026	3,050,000	3,050,706
United States Treasury Floating Rate Note, 3.95%, 7/31/2026	2,000,000	2,001,123
Total U.S. Government & Agencies (Cost $9,943,017)		9,947,513

Total Investments — 98.57% (Cost $171,629,958)		173,009,104
Other Assets in Excess of Liabilities — 1.43%		2,516,544
NET ASSETS — 100.00%		$175,525,648

(a)	Floating rate security. The rate shown is the effective interest rate as of January 31, 2026.

REMIC - Real Estate Mortgage Investment Conduit

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Statement of Assets and Liabilities

January 31, 2026

Assets
Investments in securities, at fair value (cost $171,629,958) (Note 3)	$173,009,104
Receivable for investments sold	2,658,955
Interest receivable	248,973
Total Assets	175,917,032

Liabilities
Due to custodian	16,737
Payable for investments purchased	348,147
Payable to Investment Adviser (Note 4)	26,500
Total Liabilities	391,384
Net Assets	$175,525,648

Net Assets consist of:
Paid-in capital	173,885,028
Accumulated earnings	1,640,620
Net Assets	$175,525,648
Shares outstanding (unlimited number of shares authorized, no par value)	6,850,000
Net asset value, offering and redemption price per share (Note 2)	$25.62

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Statement of Operations

For the Year Ended January 31, 2026

Investment Income
Interest income	$8,103,608
Total investment income	8,103,608

Expenses
Investment Adviser fees (Note 4)	771,236
Total operating expenses	771,236

Net investment income	7,332,372

Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities	223,716
Change in unrealized appreciation on investment securities	941,517
Net realized and change in unrealized gain on investment securities	1,165,233

Net increase in net assets resulting from operations	$8,497,605

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Statements of Changes in Net Assets

	For the Year Ended January 31, 2026	For the Period Ended January 31, 2025(a)
Increase in Net Assets due to:
Operations
Net investment income	$7,332,372	$4,124,218
Net realized gain on investment securities	223,716	32,766
Change in unrealized appreciation on investment securities	941,517	437,629
Net increase in net assets resulting from operations	8,497,605	4,594,613

Distributions to Shareholders from Earnings (Note 2)	(7,409,525)	(4,042,073)

Capital Transactions
Proceeds from shares sold	45,284,080	151,568,574
Amount paid for shares redeemed	(18,494,547)	(4,473,079)
Net increase in net assets resulting from capital transactions	26,789,533	147,095,495

Total Increase in Net Assets	27,877,613	147,648,035

Net Assets
Beginning of period	147,648,035	—
End of period	$175,525,648	$147,648,035

Share Transactions
Shares sold	1,775,000	5,975,000
Shares redeemed	(725,000)	(175,000)
Net increase in shares outstanding	1,050,000	5,800,000

(a)	For the period February 27, 2024 (commencement of operations) to January 31, 2025.

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Financial Highlights

(For a share outstanding during each period)
	For the Year Ended January 31, 2026	For the Period Ended January 31, 2025(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.46	$25.00

Investment operations:
Net investment income	1.18	1.15
Net realized and unrealized gain on investments	0.18	0.45
Total from investment operations	1.36	1.60

Less distributions to shareholders from:
Net investment income	(1.18)	(1.13)
Net realized gains	(0.02)	(0.01)
Total distributions	(1.20)	(1.14)

Net asset value, end of period	$25.62	$25.46

Total Return(b)	5.46%	6.48	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$175,526	$147,648
Ratio of expenses to average net assets	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	4.66%	5.29	%(d)
Portfolio turnover rate(e)	37%	21	%(c)

(a)	For the period February 27, 2024 (commencement of operations) to January 31, 2025.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

Regan Floating Rate MBS ETF

Notes to the Financial Statements

January 31, 2026

NOTE 1. ORGANIZATION

The Regan Floating Rate MBS ETF (the “Fund”) was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on February 27, 2024. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Regan Capital, LLC (the “Adviser”). The investment objective of the Fund is current income.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended January 31, 2026, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last two tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Regan Floating Rate MBS ETF

Notes to the Financial Statements (Continued)

January 31, 2026

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Dividends and Distributions – The Fund intends to distribute all or substantially all of its investment income and any realized net capital gains monthly. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Regan Floating Rate MBS ETF

Notes to the Financial Statements (Continued)

January 31, 2026

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by the Adviser as “Valuation Designee” under the oversight of the Board, by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2026:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$163,061,591	$—	$163,061,591
U.S. Government & Agencies	—	9,947,513	—	9,947,513
Total	$—	$173,009,104	$—	$173,009,104

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. The Fund is obligated to pay the Adviser a unitary fee computed and accrued daily and paid monthly at an annual rate of 0.49% of the Fund’s average daily net assets. Pursuant to the Agreement, the Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office

Regan Floating Rate MBS ETF

Notes to the Financial Statements (Continued)

January 31, 2026

space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, Administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates, if any, or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties. For the fiscal year ended January 31, 2026, the Adviser earned a fee of $771,236 from the Fund. At January 31, 2026, the Fund owed the Adviser $26,500.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved annually by the Board.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS and are not paid by the Trust for services to the Fund. Northern Lights Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2026, purchases and sales of investment securities, other than short-term investments, were $93,404,361 and $52,457,158, respectively.

For the fiscal year ended January 31, 2026, purchases and sales of long-term U.S. government obligations were $0 and $4,949,001, respectively.

For the fiscal year ended January 31, 2026, there were no purchases or sales of in-kind transactions.

For the fiscal year ended January 31, 2026, the Fund had in-kind net realized gains of $0.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash

Regan Floating Rate MBS ETF

Notes to the Financial Statements (Continued)

January 31, 2026

component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the fiscal year ended January 31, 2026, the Fund received $9,250 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$1,412,296
Gross unrealized depreciation	(33,150)
Net unrealized appreciation on investments	$1,379,146
Tax cost of investments	$171,629,958

The tax character of distributions paid for the fiscal year ended January 31, 2026 and the fiscal period ended January 31, 2025, were as follows:

	2026	2025
Distributions paid from:
Ordinary income(a)	$7,372,115	$4,042,073
Net long term capital gains	37,410	—
Total distributions paid	$7,409,525	$4,042,073

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$236,450
Undistributed long term capital gains	25,024
Unrealized appreciation on investments	1,379,146
Total accumulated earnings	$1,640,620

Regan Floating Rate MBS ETF

Notes to the Financial Statements (Continued)

January 31, 2026

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. For the year ended January 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Regan Floating Rate MBS ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Regan Floating Rate MBS ETF and

Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regan Floating Rate MBS ETF (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2026, the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2026, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Regan Floating Rate MBS ETF	For the year ended January 31, 2026	For the year ended January 31, 2026 and for the period from February 27, 2024 (commencement of operations) through January 31, 2025

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 24, 2026

Regan Floating Rate MBS ETF

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the fiscal year ended January 31, 2026, the Fund designated $37,410 as long-term capital gain distributions

Regan Floating Rate MBS ETF

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

The Adviser pays all operating expenses of the Fund, including the compensation of Directors and Officers.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting held on December 15-16, 2025, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Regan Agreement”) between Valued Advisers Trust (the “Trust”) and Regan Capital, LLC (“Regan”) with respect to the Regan Floating Rate MBS ETF (the “Regan ETF”). Regan provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Regan and the Regan Agreement. In assessing the factors and reaching its decision, the Board considered information furnished by Regan and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared and/or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Regan ETF and its shareholders by Regan; (ii) quarterly assessments of the investment performance of the Regan ETF by personnel of Regan; (iii) commentary on the reasons for the performance; (iv) presentations by Regan addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Regan ETF and Regan; (vi) disclosure information contained in the registration statement for the Regan ETF and the Form ADV of Regan; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Regan Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Regan, including its financial information; a description of its personnel and the services it provides to the Regan ETF; information on Regan’s investment advice and performance; summaries of Regan ETF expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Regan ETF; and (c) the benefits to be realized by Regan from its relationship with the Regan ETF. The Board did not identify any particular information that was most relevant to its consideration of the Regan Agreement, and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by Regan. In this regard, the Board considered Regan’s responsibilities under the Regan Agreement. The Trustees considered the services being provided by Regan to the Regan ETF. The Trustees discussed, among other things: the quality of Regan’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Regan ETF’s investment objectives and limitations, its coordination of services for the Regan ETF among the Regan ETF’s service providers, and its efforts to promote the Regan ETF and grow its assets. The Trustees considered Regan’s continuity of, and commitment to retain, qualified personnel and Regan’s commitment to maintain and enhance its resources and systems. The Trustees considered Regan’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the Meeting materials provided by Regan (including Regan’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Regan were satisfactory and adequate for the Regan ETF.

Regan Floating Rate MBS ETF

Additional Information (Unaudited) (Continued)

2.	Investment Performance of the Regan ETF and Regan. In considering the investment performance of the Regan ETF and Regan, the Trustees compared the performance of the Regan ETF with the performance of funds in the same Morningstar category, as well as with peer group data and the Regan ETF’s benchmarks. The Trustees noted that the Regan ETF had outperformed as compared to its category average and median for the one year period ended September 30, 2025, and performed above the category median for the period since inception of the Regan ETF. They observed that when compared to its peer group, the Regan ETF performed above the median for the one year period, and below the median for the since inception period. The Trustees observed that the Regan ETF performed above its broad-market benchmark for the one year and since inception periods ended September 30, 2025. As compared to its secondary benchmark, the Trustees noted that the Regan ETF outperformed for the one year period, but underperformed for the since inception period. The Trustees also considered the consistency of Regan’s management of the Regan ETF with its investment objective, strategies, and limitations. After reviewing and discussing the investment performance of the Regan ETF further, Regan’s experience managing the Regan ETF, Regan’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Regan Fund and Regan was acceptable.

3.	The costs of the services to be provided and profits to be realized by Regan from the relationship with the Regan ETF. In considering the costs of services to be provided and the profits to be realized by Regan from the relationship with the Regan ETF, the Trustees considered: (1) Regan’s financial condition; (2) the asset level of the Regan ETF; (3) the overall expenses of the Regan ETF; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Regan regarding its profits associated with managing the Regan ETF. The Trustees also considered potential benefits for Regan in managing the Regan ETF. The Trustees then compared the fees and expenses of the Regan ETF (including the management fee) to other comparable mutual funds. The Board also acknowledged the “unitary fee” structure, by which Regan pays the majority of the Regan ETF’s expenses. The Trustees observed that the Regan ETF’s advisory fee and net expense ratio were above the average but equal to the median of its Morningstar category. They also noted that the Regan ETF’s advisory fee and net expense ratio were higher than the average and median of its custom peer group. The Trustees also noted that the Regan ETF’s management fee is comparable to the management fee charged by Regan to its other accounts, and they considered the reasons for any differences. Based on the foregoing, the Board concluded that the fees to be paid to Regan by the Regan ETF and the profits to be realized by Regan, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Regan.

4.	The extent to which economies of scale would be realized as the Regan ETF grows and whether advisory fee levels reflect these economies of scale for the benefit of the Regan ETF’s investors. In this regard, the Board considered the Regan ETF’s fee arrangements with Regan. The Board considered that while the management fee remained the same at all asset levels, the Regan ETF’s shareholders had experienced benefits from the economies of scale under the Trust’s agreements with service providers other than Regan. In light of the foregoing, the Board determined that the Regan ETF’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Regan.

5.	Possible conflicts of interest and benefits to Regan. In considering Regan’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Regan ETF; the basis of decisions to buy or sell securities for the Regan ETF and/or Regan’s other accounts; and the substance and administration of Regan’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Regan’s potential conflicts of interest. The Trustees discussed Regan’s practices for seeking best execution for the Regan ETF’s portfolio transactions. The Board also noted that Regan does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the Regan ETF. Based on the foregoing, the Board determined that Regan’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Regan Floating Rate MBS ETF

Additional Information (Unaudited) (Continued)

After additional consideration of the factors discussed by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Regan Agreement.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valued Advisers Trust

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer

Date:	4/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer

Date:	4/6/2026

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer

Date:	4/6/2026